SUPPLEMENT DATED MARCH 17, 2023 TO THE CURRENT
SUMMARY AND STATUTORY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR:
INVESCO EMERGING MARKETS INNOVATORS FUND
This supplement amends the Summary and Statutory Prospectuses and Statement of Additional Information (“SAI”) of the above referenced fund and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary and Statutory Prospectuses and SAI and retain it for future reference.
At a meeting held on March 15–17, 2023, the Board of Trustees of Invesco Emerging Markets Innovators Fund (the “Target Fund”) unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Target Fund would transfer all or substantially all its assets and liabilities to Invesco Developing Markets Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund that would be distributed to the Target Fund shareholders, as shown below.

Target Fund and Corresponding Share Classes	Acquiring Fund and Corresponding Share Classes
Invesco Emerging Markets Innovators Fund Class A Class C Class R Class Y Class R5 Class R6	Invesco Developing Markets Fund Class A Class C Class R Class Y Class R5 Class R6
The reorganization is expected to be consummated on or about June 23, 2023 (unless otherwise agreed by the parties to account for any delay for any reason). Upon the closing of the reorganization, shareholders of the Target Fund will receive shares of a class of the Acquiring Fund that are equal in value to the shares of the corresponding class of the Target Fund that the shareholders held immediately prior to the closing of the reorganization, and the Target Fund will liquidate and cease operations.
An Information Statement/Prospectus will be sent to shareholders of the Target Fund, which will include a full discussion of the reorganization and the factors the Board of Trustees considered in approving the Agreement. Shareholders of the Target Fund do not need to approve the reorganization.
It is anticipated that the Target Fund will close to new investors approximately two business days prior to the closing date of the reorganization to facilitate a smooth transition of Target Fund shareholders to the Acquiring Fund. All investors who are invested in the Target Fund as of the date on which the Target Fund closes to new investors and remain invested in the Target Fund may continue to make additional investments in their existing accounts and may open new accounts in their name. The Acquiring Fund will remain open for purchase during this period.
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